UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 1, 2005.


                                 PETROGEN CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its chapter)


           Nevada                       00-25579                87-0571853
____________________________          ____________          ___________________
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)          Identification No.)


3200 Southeast Freeway, Suite 3300, Houston, Texas                     77027
__________________________________________________                   __________
     (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (713) 402-6115
                                                          ______________


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 1, 2005, Mr. Neville Henry was terminated as an officer and employee of Petrogen Corp. (the "Company") by written consent of the Board of Directors of the Company.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 2, 2005

                                           PETROGEN CORP.


                                           By: /s/ SACHA SPINDLER
                                              _______________________
                                           Name:    Sacha H. Spindler
                                           Title:   Director and CEO